Exhibit 99.1

April 23, 2009

JANUS CAPITAL GROUP INC. ANNOUNCES

PRELIMINARY FIRST QUARTER 2009 RESULTS

Preliminary first quarter earnings from continuing operations of $0.02 per diluted share,

excluding expected goodwill and intangible asset impairment charges

Long-term net outflows of $0.9 billion for the quarter

More than 70% of firmwide mutual funds outperformed their

Lipper peer group medians for 3 and 5 years(1)

DENVER – Janus Capital Group Inc. (“JCG”) (NYSE: JNS) today reported preliminary first quarter net income from continuing operations of $2.7 million, or $0.02 per diluted share, excluding  expected goodwill and intangible asset impairment charges, compared with $7.8 million, or $0.05 per diluted share, in the fourth quarter 2008 and $39.0 million, or $0.24 per diluted share, in the first quarter 2008.  The company’s preliminary operating margin for the first quarter 2009 was 20.2% compared with 25.5% for the fourth quarter 2008 and 31.8% for the first quarter 2008.

Preliminary first quarter 2009 results exclude expected goodwill and intangible asset impairment charges totaling $900 million to $1 billion, or $5.74 to $6.37 loss per diluted share which are non-cash and not deductible for income tax purposes.  The impaired assets were originally recognized in connection with the buyout of Janus Capital Management LLC’s founder in 2001.  JCG assessed goodwill and intangible assets for impairment as a result of lower forecasted results of operations based on continued deterioration in global market conditions and revenues during the first quarter 2009.  Final first quarter 2009 results will be released through the filing of JCG’s first quarter Form 10-Q which is expected on or before May 11, 2009.

(1)

Strong relative performance is not indicative of positive fund returns.  Year-to-date absolute performance for some funds is negative.  Funds included in the analysis are Janus Retail (JIF), Janus Adviser Series Class S Shares (JAD) and Janus Aspen Series Institutional Shares (JAS).  The number of funds in each trust is 26, 23 and 12, respectively.  Complete Lipper rankings are based on total returns and are on pages 9 and 10.

Flows and Assets Under Management

Average assets under management during the first quarter decreased 9% to $113.1 billion compared with $124.3 billion during the fourth quarter 2008.  At March 31, 2009, the company’s total assets under management were $110.9 billion compared with $123.5 billion at December 31, 2008 and $187.6 billion at March 31, 2008.  The decrease in firmwide assets during the first quarter reflects $6.4 billion of net market depreciation, long-term net outflows of $0.9 billion and money market net outflows of $5.3 billion.

Investment Performance

Relative long-term investment performance remained strong with approximately 51%, 73% and 87% of firmwide mutual funds in the top half of their Lipper categories on a one-, three- and five-year total-return basis, respectively, as of March 31, 2009.(2)  In addition, 55% of firmwide mutual funds have a 4- or 5-star Overall Morningstar RatingTM at March 31, 2009.(3)

Janus-managed equity mutual funds continue to outperform the majority of peers over longer periods with 38%, 71% and 85% of equity mutual funds ranking in the top half of their Lipper categories on a one-, three- and five-year total return basis, respectively, as of March 31, 2009.(2)

INTECH’s relative investment performance remained strong with 83%, 56%, 86% and 100% of strategies outperforming their respective benchmarks over the one-, three-, five- and 10-year periods, as of March 31, 2009.

Perkins continues to deliver exceptional investment performance with the Mid Cap Value and Small Cap Value mutual funds ranked in the top 11% of their Lipper categories on a one-, three- and five-year total-return basis as of March 31, 2009.(4)

(2)

Strong relative performance is not indicative of positive fund returns.  Year-to-date absolute performance for some funds is negative.  Funds included in the analysis are JIF, JAD and JAS.  The number of funds in each trust is 26, 23 and 12, respectively.  Complete Lipper rankings are based on total returns and are on pages 9 and 10.

(3)

Funds included in the Morningstar analysis were JIF, JAD and JAS with at least a three-year history.  Morningstar rankings are based on risk-adjusted returns.  Complete Morningstar ratings are on pages 11-13.

(4)

Rankings are for the “JIF” investor share class only; other classes may have different performance characteristics. See pages 9 and 10 for complete Lipper rankings.  Janus Mid Cap Value Fund and Janus Small Cap Value Fund changed names and are now Perkins Mid Cap Value Fund and Perkins Small Cap Value Fund, respectively.

“Despite continued challenges in the market, we believe our distribution build-out and strong long-term investment performance will translate into market share gains once equity markets recover,” said Gary Black CEO.

Financial Discussion

Preliminary Financial Highlights

(dollars in millions, except per share data or as noted)

	Three Months Ended
	March 31,	December 31,	March 31,
	2009	2008	2008

Continuing Operations (Investment Management)
Average Assets (in billions)	$113.1	$124.3	$189.7
Ending AUM (in billions)	$110.9	$123.5	$187.6
Revenues	$170.3	$177.1	$281.2
Operating Expenses *	$135.9	$131.9	$191.7
Operating Income *	$34.4	$45.2	$89.5
Operating Margin *	20.2%	25.5%	31.8%

Net Income *	$2.7	$7.8	$39.0

Diluted Earnings per Share *	$0.02	$0.05	$0.24

*

Preliminary first quarter 2009 results exclude expected goodwill and intangible asset impairment charges totaling $900 million to $1 billion, or $5.74 to $6.37 loss per diluted share.  The expected impairment charges are non-cash and not deductible for income tax purposes. Final financial results for the first quarter 2009, including the expected goodwill and intangible asset impairment charges, will be included in JCG’s Form 10-Q for the quarter ended March 31, 2009 to be filed on or before May 11, 2009.

Continuing Operations

First quarter 2009 revenues of $170.3 million decreased 39% from first quarter 2008 due to lower average assets under management, driven primarily by declining global markets.  Preliminary operating expenses decreased $55.8 million, or 29%, from the first quarter 2008 as a result of a 49% decrease in variable expenses and a 25% decline in both marketing and administrative expenses from cost reductions implemented in the fourth quarter 2008.

“We’re on track to realize $40 to $45 million of savings from previously announced cost reduction initiatives,” said Greg Frost CFO.  “As we move forward, we continue to balance the need to manage expenses in this environment with positioning the firm for growth as markets improve.”

Non-operating items for the first quarter 2009 include impairment losses of $6.6 million, or $0.03 per diluted share, primarily on JCG’s unconsolidated seed capital investments.

Acquisition

JCG is finalizing the acquisition of an additional 3% interest in INTECH for $25 million.  Upon completion, JCG’s interest in INTECH will be approximately 92%.  The acquisition is pursuant to contractual obligations with the INTECH founders.

Capital and Liquidity

At March 31, 2009, JCG had preliminary stockholders’ equity of $1.5 billion, cash and investments of $341 million and $1.1 billion of outstanding debt.

First Quarter 2009 Earnings Call Information

JCG will discuss its results during a conference call on Thursday, April 23 at 10 a.m. Eastern Standard Time.  The call-in number will be 877-301-7574.  Anyone outside the U.S. or Canada should call 706-643-3623.  The slides used during the presentation will be available in the investor relations section of the Janus Capital Group Web site (www.janus.com/ir) approximately one hour prior to the call.  For those unable to join the conference call at the scheduled time, an audio replay will be available on www.janus.com/ir.

About Janus Capital Group Inc.

Janus Capital Group Inc. (JCG) is a global investment firm offering strategies from three individual investment boutiques: Janus Capital Management LLC (Janus), INTECH Investment Management LLC (INTECH) and Perkins Investment Management LLC (Perkins). Each manager employs a research-intensive approach that is distinct within its respective asset class. This multi-boutique approach enables the firm to provide style-specific expertise across an array of strategies, including growth, value and risk-managed equities, fixed income and alternatives through one common distribution platform.

At the end of March 2009, JCG managed $110.9 billion in assets for shareholders, clients and institutions around the globe. Based in Denver, JCG also has offices in London, Tokyo, Hong Kong and Singapore.

Contacts:

Shelley Peterson, 303-316-5625

Scott Grace, 303-394-7709

###

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call JCG at (800) 525-3713 or download the file from www.janus.com. Read it carefully before you invest or send money.

Data presented reflects past performance, which is no guarantee of future results.  Rankings referenced exclude money markets.

Funds distributed by Janus Distributors LLC (4/09).

This press release includes statements concerning potential future events involving Janus Capital Group Inc. that could differ materially from the events that actually occur.  The differences could be caused by a number of factors including those factors identified in JCG’s Annual Report on Form 10-K for the year ended December 31, 2008, on file with the Securities and Exchange Commission (Commission file no. 001-15253), including those that appear under headings such as “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” Many of these factors are beyond the control of the Company and its management.  Any forward-looking statements contained in this release are as of the date on which such statements were made.  The Company assumes no duty to update them, even if experience, unexpected events, or future changes make it clear that any projected results expressed or implied therein will not be realized.

JANUS CAPITAL GROUP INC.

PRELIMINARY AND UNAUDITED

CONSOLIDATED STATEMENTS OF INCOME

EXCLUDING AN EXPECTED GOODWILL IMPAIRMENT CHARGE

(dollars in millions, except per share data or as noted)

	Three Months Ended
	March 31,	December 31,	March 31,
	2009	2008	2008
Revenues:
Investment management fees	$136.8	$142.5	$225.5
Performance fees	3.4	1.6	5.6
Shareowner servicing fees and other	30.1	33.0	50.1
Total	170.3	177.1	281.2

Operating Expenses:
Employee compensation and benefits	62.2	53.3	91.8
Long-term incentive compensation	13.4	8.2	12.1
Marketing and advertising	5.6	8.6	7.8
Distribution	20.1	23.9	36.3
Depreciation and amortization	8.9	9.5	9.9
General, administrative and occupancy	25.7	28.4	33.8
Goodwill impairment *		—	—
Total	135.9	131.9	191.7

Operating Income *	34.4	45.2	89.5

Interest expense	(19.9)	(18.9)	(18.9)
Investment losses, net	(7.2)	(21.6)	(9.5)
Other income, net	—	3.0	4.2
Income tax provision	(2.1)	(3.3)	(24.5)
Equity in earnings of unconsolidated affiliate	—	2.2	2.0

Income from Continuing Operations *	5.2	6.6	42.8
Loss from Discontinued Operations	—	—	(1.6)

Net income *	5.2	6.6	41.2
Noncontrolling interest	(2.5)	1.2	(3.8)

Net income attributable to JCG *	$2.7	$7.8	$37.4

Diluted weighted average shares outstanding (in millions)	156.9	156.4	164.0

Diluted earnings per share attributable to JCG common shareholders:
Continuing operations *	$0.02	$0.05	$0.24
Discontinued operations	—	—	(0.01)
Diluted earnings per share *	$0.02	$0.05	$0.23

Amounts attributable to JCG common shareholders:
Income from Continuing Operations *	$2.7	$7.8	$39.0
Loss from Discontinued Operations	—	—	(1.6)

Net income *	$2.7	$7.8	$37.4

Average Assets Under Management (in billions)	$113.1	$124.3	$189.7

*      Preliminary first quarter 2009 results exclude expected goodwill and intangible asset impairment charges totaling $900 million to $1 billion, or $5.74 to $6.37 loss per diluted share. The expected impairment charges are non-cash and not deductible for income tax purposes. Final financial results for the first quarter 2009, including the expected goodwill and intangible asset impairment charges, will be included in JCG’s Form 10-Q for the quarter ended March 31, 2009 to be filed on or before May 11, 2009.

JANUS CAPITAL GROUP INC.

PRELIMINARY AND UNAUDITED

CONDENSED CONSOLIDATED BALANCE SHEETS

(dollars in millions)

	March 31,	December 31,
	2009	2008
Assets
Cash and cash equivalents	$232.1	$282.6
Marketable securities	108.4	125.3
Other assets	251.6	236.2
Property and equipment, net	52.0	51.1
Intangibles and goodwill, net *	2,639.6	2,641.5
Total Assets *	$3,283.7	$3,336.7

Liabilities and Stockholders’ Equity
Debt	$1,128.0	$1,128.0
Other liabilities	241.7	305.6
Deferred income taxes	390.2	388.1
Stockholders’ equity *	1,523.8	1,515.0
Total Liabilities and Stockholders’ Equity *	$3,283.7	$3,336.7

*      Preliminary first quarter 2009 results exclude expected goodwill and intangible asset impairment charges totaling $900 million to $1 billion, or $5.74 to $6.37 loss per diluted share.  The expected impairment charges are non-cash and not deductible for income tax purposes. Final financial results for the first quarter 2009, including the expected goodwill and intangible asset impairment charges, will be included in JCG’s Form 10-Q for the quarter ended March 31, 2009 to be filed on or before May 11, 2009.

UNAUDITED CONDENSED CASH FLOW INFORMATION

CONTINUING OPERATIONS

(dollars in millions)

	Three Months Ended
	March 31,	December 31,	March 31,
Cash provided by (used in):	2009	2008	2008
Operating activities	$(18.3)	$70.1	$1.9
Investing activities	(26.8)	(82.6)	(76.4)
Financing activities	(5.4)	(2.5)	(135.9)
Net change during period	$(50.5)	$(15.0)	$(210.4)

JANUS CAPITAL GROUP INC.

ASSETS & FLOWS BY INVESTMENT DISCIPLINE

(dollars in billions)

	Three Months Ended
	March 31, 2009	December 31, 2008	March 31, 2008
Growth/Blend
Beginning of period assets	$49.5	$66.2	$83.5
Sales	2.4	3.8	5.9
Redemptions	3.4	5.1	5.6
Net sales (redemptions)	(1.0)	(1.3)	0.2
Market / fund performance	(2.0)	(15.4)	(6.9)
End of period assets	$46.6	$49.5	$76.8

Global/International
Beginning of period assets	$10.9	$15.7	$24.9
Sales	0.5	0.5	1.1
Redemptions	0.6	1.3	1.8
Net sales (redemptions)	(0.1)	(0.8)	(0.7)
Market / fund performance	(0.1)	(4.0)	(2.1)
End of period assets	$10.7	$10.9	$22.1

Mathematical/Quantitative (1)
Beginning of period assets	$42.4	$55.6	$69.7
Sales	0.9	1.8	1.8
Redemptions	1.4	2.8	2.9
Net sales (redemptions)	(0.5)	(1.0)	(1.1)
Market / fund performance	(3.5)	(12.2)	(7.5)
End of period assets	$38.3	$42.4	$61.2

Fixed Income
Beginning of period assets	$3.2	$3.4	$4.9
Sales	0.8	0.5	0.5
Redemptions	0.3	0.6	1.6
Net sales (redemptions)	0.5	(0.1)	(1.1)
Market / fund performance	—	(0.1)	—
End of period assets	$3.7	$3.2	$3.8

Alternatives
Beginning of period assets	$0.5	$0.8	$0.8
Sales	—	—	0.7
Redemptions	0.1	0.2	0.1
Net sales (redemptions)	(0.1)	(0.2)	0.6
Market / fund performance	(0.1)	(0.1)	—
End of period assets	$0.4	$0.5	$1.4

Value (2)
Beginning of period assets	$9.1	$10.9	$10.1
Sales	1.4	1.7	1.3
Redemptions	1.1	1.3	0.8
Net sales (redemptions)	0.3	0.3	0.5
Market / fund performance	(0.8)	(2.2)	(0.5)
End of period assets	$8.6	$9.1	$10.1

Money Market
Beginning of period assets	$7.9	$7.9	$12.8
Sales	3.0	15.6	24.9
Redemptions	8.3	15.6	25.5
Net sales (redemptions)	(5.3)	—	(0.6)
Market / fund performance	—	—	—
End of period assets	$2.6	$7.9	$12.2

Total Company
Beginning of period assets	$123.5	$160.5	$206.7
Sales	9.0	23.9	36.2
Redemptions	15.2	26.9	38.3
Net sales (redemptions)	(6.2)	(3.0)	(2.1)
Market / fund performance	(6.4)	(34.0)	(17.0)
End of period assets	$110.9	$123.5	$187.6

Total Excluding Money Markets
Beginning of period assets	$115.6	$152.7	$194.0
Sales	6.0	8.3	11.3
Redemptions	6.9	11.3	12.8
Net sales (redemptions)	(0.9)	(3.0)	(1.5)
Market / fund performance	(6.4)	(34.0)	(17.0)
End of period assets	$108.3	$115.6	$175.4

Each line has been rounded on the schedule individually to increase the accuracy of the amounts presented. Therefore totals and subtotals may not foot.

Notes:

(1)	Represents all assets managed by INTECH Investment Management LLC.
(2)	Represents all assets managed by Perkins Investment Management LLC.

Janus Investment Fund (“JIF”)			Lipper Rankings Based on Total Returns as of 3/31/2009
			1-Year		3-Year		5-Year		10-Year		Since PM Inception
	PM		Percentile	Rank /	Percentile	Rank /	Percentile	Rank /	Percentile	Rank /	Percentile	Rank /
	Inception	Lipper Category	Rank (%)	Total Funds	Rank (%)	Total Funds	Rank (%)	Total Funds	Rank (%)	Total Funds	Rank (%)	Total Funds
Growth Funds
Janus Twenty Fund (1)	Jan-08	Large-Cap Growth Funds	76	595 / 789	1	1 / 674	1	2 / 563	31	86 / 285	44	343 / 781
Janus Fund	Oct-07	Large-Cap Growth Funds	60	474 / 789	37	246 / 674	32	180 / 563	60	169 / 285	49	369 / 761
Janus Orion Fund	Dec-07	Multi-Cap Growth Funds	99	492 / 499	37	143 / 387	6	18 / 323	—	—	97	473 / 488
Janus Research Fund	Jan-06	Large-Cap Growth Funds	95	747 / 789	45	299 / 674	31	173 / 563	46	130 / 285	41	271 / 662
Janus Enterprise Fund	Oct-07	Mid-Cap Growth Funds	65	364 / 562	22	103 / 486	12	46 / 398	74	139 / 187	39	209 / 543
Janus Venture Fund (1)	Jan-01	Small-Cap Growth Funds	75	443 / 593	40	201 / 506	34	138 / 413	63	131 / 207	28	82 / 292
Janus Triton Fund	Jun-06	Small-Cap Growth Funds	7	40 / 593	3	11 / 506	—	—	—	—	1	5 / 515

Core Funds
Janus Contrarian Fund	Feb-00	Multi-Cap Core Funds	99	763 / 772	74	464 / 627	8	33 / 468	—	—	20	44 / 222
Janus Growth and Income Fund	Nov-07	Large-Cap Core Funds	67	589 / 888	74	562 / 766	34	213 / 638	33	117 / 360	54	460 / 866
Janus Balanced Fund	Apr-05	Mixed-Asset Target Alloc. Mod. Funds	4	19 / 522	4	12 / 391	1	2 / 289	11	16 / 153	1	3 / 353
Janus Fundamental Equity Fund	Nov-07	Large-Cap Core Funds	87	771 / 888	83	631 / 766	23	144 / 638	24	86 / 360	82	706 / 866
INTECH Risk-Managed Stock Fund	Feb-03	Multi-Cap Core Funds	38	292 / 772	51	318 / 627	28	128 / 468	—	—	32	126 / 398

Global/International Funds
Janus Overseas Fund	Jun-03	International Funds	50	591 / 1203	3	24 / 884	1	4 / 705	5	15 / 367	1	3 / 648
Janus Worldwide Fund	Jun-04	Global Funds	71	351 / 494	60	228 / 381	91	268 / 294	92	140 / 152	76	227 / 298
Janus Global Life Sciences Fund	Apr-07	Global Healthcare/Biotechnology Funds	66	34 / 51	39	18 / 46	36	16 / 44	13	2 / 15	24	12 / 51
Janus Global Technology Fund	Jan-06	Global Science & Technology Funds	27	22 / 82	40	31 / 77	43	30 / 70	29	6 / 20	40	31 / 77
Janus Global Research Fund	Feb-05	Global Funds	61	299 / 494	25	94 / 381	—	—	—	—	7	20 / 323
Janus Global Opportunities Fund	Jun-01	Global Funds	27	133 / 494	40	150 / 381	67	196 / 294	—	—	16	32 / 206

Value Funds
Perkins Mid Cap Value Fund - Inv (2)	Aug-98	Mid-Cap Value Funds	6	21 / 360	4	10 / 292	2	4 / 218	3	2 / 74	2	1 / 63
Perkins Small Cap Value Fund - Inv (1),(2)	Feb-97	Small-Cap Core Funds	4	23 / 758	4	21 / 606	11	52 / 482	14	30 / 228	6	7 / 122

Income Funds
Janus Flexible Bond Fund	May-07	Intermediate Investment Grade Debt	6	34 / 580	4	19 / 480	7	26 / 401	19	39 / 208	6	32 / 535
Janus High-Yield Fund	Dec-03	High Current Yield Funds	13	60 / 461	13	48 / 390	13	43 / 335	9	17 / 207	14	46 / 329
Janus Short-Term Bond Fund	May-07	Short Investment Grade Debt	2	4 / 259	2	4 / 214	3	4 / 176	6	5 / 89	5	12 / 254

Asset Allocation Funds
Janus Smart Portfolio-Growth	Dec-05	Mixed-Asset Target Alloc. Growth Funds	75	508 / 682	27	145 / 542	—	—	—	—	14	73 / 539
Janus Smart Portfolio-Moderate	Dec-05	Mixed-Asset Target Alloc. Mod. Funds	32	165 / 522	15	55 / 391	—	—	—	—	9	33 / 387
Janus Smart Portfolio-Conservative	Dec-05	Mixed-Asset Target Alloc. Cons. Funds	35	150 / 433	17	54 / 336	—	—	—	—	10	30 / 320

Data presented reflects past performance, which is no guarantee of future results.  Strong rankings are not indicative of positive fund performance.  Year-to-date absolute performance for some funds is negative.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities.  Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives.  Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.  If an expense waiver was in effect, it may have had a material effect on the total return or yield for the period.

Notes:

(1)                                  Closed to new investors.

(2)                                  Ranking is for the investor share class only; other classes may have different performance characteristics.

 ‡                                       In accordance with FINRA regulations, Lipper rankings cannot be publicly disclosed for time periods of less than one year.

Janus Adviser Series (“JAD”) Class S Shares			Lipper Rankings Based on Total Returns as of 3/31/2009
			1-Year		3-Year		5-Year		10-Year		Since PM Inception
	PM		Percentile	Rank /	Percentile	Rank /	Percentile	Rank /	Percentile	Rank /	Percentile	Rank /
	Inception	Lipper Category	Rank (%)	Total Funds	Rank (%)	Total Funds	Rank (%)	Total Funds	Rank (%)	Total Funds	Rank (%)	Total Funds
Growth Funds
Forty Fund	Jan-08	Large-Cap Growth Funds	94	735 / 789	2	12 / 674	1	3 / 563	3	7 / 285	67	522 / 781
Mid Cap Growth Fund	Oct-07	Mid-Cap Growth Funds	48	270 / 562	13	61 / 486	7	26 / 398	73	137 / 187	26	140 / 543
Large Cap Growth Fund	Oct-07	Large-Cap Growth Funds	59	463 / 789	41	273 / 674	40	224 / 563	51	144 / 285	46	347 / 761
INTECH Risk-Managed Growth Fund	Jan-03	Multi-Cap Growth Funds	58	288 / 499	69	267 / 387	78	252 / 323	—	—	81	237 / 294
Orion Fund	Dec-07	Mid-Cap Growth Funds	91	510 / 562	20	96 / 486	—	—	—	—	81	444 / 552
Small-Mid Growth Fund	Jun-06	Small-Cap Growth Funds	10	59 / 593	4	20 / 506	—	—	—	—	2	8 / 515

Core Funds
Balanced Fund	Apr-05	Mixed-Asset Target Alloc. Mod. Funds	3	15 / 522	3	11 / 391	2	3 / 289	8	12 / 153	1	2 / 353
Growth and Income Fund	Nov-07	Large-Cap Core Funds	83	734 / 888	87	666 / 766	55	347 / 638	24	84 / 360	77	661 / 866
Fundamental Equity Fund	Nov-07	Large-Cap Core Funds	88	776 / 888	83	633 / 766	24	153 / 638	26	92 / 360	84	726 / 866
Small Company Value Fund	Mar-02	Small-Cap Core Funds	21	158 / 758	33	196 / 606	32	152 / 482	—	—	23	90 / 396
INTECH Risk-Managed Core Fund	Jan-03	Multi-Cap Core Funds	35	266 / 772	49	305 / 627	27	122 / 468	—	—	26	98 / 389
Contrarian Fund	Aug-05	Multi-Cap Core Funds	100	766 / 772	85	530 / 627	—	—	—	—	59	338 / 572

Global/International/ Funds
International Growth Fund	Jun-03	International Funds	26	308 / 1203	2	15 / 884	1	1 / 705	4	12 / 367	1	1 / 648
Worldwide Fund	Jun-04	Global Funds	65	320 / 494	60	229 / 381	93	273 / 294	89	136 / 152	78	232 / 298
International Equity Fund	Nov-06	International Funds	30	361 / 1203	—	—	—	—	—	—	7	66 / 989
INTECH Risk-Managed International Fund	May-07	International Funds	43	509 / 1203	—	—	—	—	—	—	38	406 / 1083
Global Research Fund	Nov-07	Global Funds	60	297 / 494	—	—	—	—	—	—	48	224 / 466

Value Funds
Perkins Mid Cap Value Fund	Dec-02	Mid-Cap Value Funds	5	16 / 360	4	9 / 292	3	5 / 218	—	—	8	14 / 192
INTECH Risk-Managed Value Fund	Dec-05	Multi-Cap Value Funds	58	210 / 364	53	154 / 291	—	—	—	—	56	153 / 277

Alternative Funds
Long/Short Fund	Aug-06	Long/Short Equity Funds	43	44 / 102	—	—	—	—	—	—	22	11 / 49
Global Real Estate Fund	Nov-07	Global Real Estate Funds	5	4 / 84	—	—	—	—	—	—	5	4 / 81

Income Funds
Flexible Bond Fund	May-07	Intermediate Investment Grade Debt	5	24 / 580	5	20 / 480	9	36 / 401	17	35 / 208	6	28 / 535
High-Yield Fund	Aug-05	High Current Yield	12	52 / 461	14	54 / 390	—	—	—	—	17	61 / 376

Rankings are for the Class S Shares only; other classes may have different performance characteristics.

Note:

‡              In accordance with FINRA regulations, Lipper rankings cannot be publicly disclosed for time periods of less than one year.

Janus Aspen Series (“JAS”) Institutional Shares			Lipper Rankings Based on Total Returns as of 3/31/2009
			1-Year		3-Year		5-Year		10-Year		Since PM Inception
	PM		Percentile	Rank /	Percentile	Rank /	Percentile	Rank /	Percentile	Rank /	Percentile	Rank /
	Inception	Lipper Category	Rank (%)	Total Funds	Rank (%)	Total Funds	Rank (%)	Total Funds	Rank (%)	Total Funds	Rank (%)	Total Funds
Growth Funds
Forty Portfolio	Jan-08	VA Large-Cap Growth	89	212 / 238	2	3 / 211	2	3 / 193	3	2 / 71	64	149 / 234
Large Cap Growth Portfolio	Oct-07	VA Large-Cap Growth	56	132 / 238	25	51 / 211	36	69 / 193	63	45 / 71	37	83 / 229
Mid Cap Growth Portfolio	Oct-07	VA Mid-Cap Growth	77	110 / 143	19	24 / 128	17	19 / 113	74	31 / 41	41	55 / 136

Core Funds
Balanced Portfolio	Apr-05	VA Mixed-Asset Target Alloc. Mod.	3	4 / 184	2	2 / 117	2	1 / 78	11	5 / 47	1	1 / 101
Growth and Income Portfolio	Nov-07	VA Large-Cap Core	33	80 / 242	52	112 / 217	20	37 / 189	11	9 / 84	21	48 / 237
Fundamental Equity Portfolio	Nov-07	VA Large-Cap Core	72	173 / 242	75	163 / 217	18	34 / 189	19	16 / 84	66	156 / 237

Global/International Funds
Worldwide Growth Portfolio	Jun-04	VA Global	75	93 / 124	51	42 / 82	95	70 / 73	87	33 / 37	89	70 / 78
International Growth Portfolio	Jun-03	VA International	43	116 / 269	3	5 / 225	2	2 / 195	6	5 / 97	2	2 / 189
Global Life Sciences Portfolio	Oct-04	VA Health/Biotechnology	95	35 / 36	65	22 / 33	11	3 / 28	—	—	7	2 / 31
Global Technology Portfolio	Jan-06	VA Science & Technology	55	33 / 59	37	21 / 56	40	21 / 52	—	—	39	22 / 56

Value Funds
Perkins Mid Cap Value Portfolio	May-03	VA Mid-Cap Value	2	1 / 87	2	1 / 73	2	1 / 59	—	—	2	1 / 57

Income Funds
Flexible Bond Portfolio	May-07	VA Intermediate Investment Grade Debt	6	4 / 68	7	4 / 60	8	4 / 56	8	2 / 26	10	6 / 65

Data presented reflects past performance, which is no guarantee of future results.  Strong rankings are not indicative of positive fund performance.  Year-to-date absolute performance for some funds is negative.

Lipper, a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities.  Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives.  Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.  If an expense waiver was in effect, it may have had a material effect on the total return or yield for the period.

Rankings are for the Institutional Shares only; other classes may have different performance characteristics.

Note:

 ‡             In accordance with FINRA regulations, Lipper rankings cannot be publicly disclosed for time periods of less than one year.

Janus Investment Fund (“JIF”)

The Overall Morningstar RatingTM is derived from a weighted average of the performance figures associated with its three-, five-, and ten-year (if applicable) Morningstar RatingTM metrics.

		Overall Rating		Three-Year Rating		Five-Year Rating		Ten-Year Rating
Fund	Category	Stars	# of Funds	Stars	# of Funds	Stars	# of Funds	Stars	# of Funds

Janus Fund	Large Growth Funds	***	1491	***	1491	***	1229	**	615
Janus Enterprise Fund	Mid-Cap Growth Funds	***	805	****	805	****	673	**	331
Janus Growth and Income Fund	Large Growth Funds	***	1491	**	1491	***	1229	****	615
Janus Research Fund	Large Growth Funds	***	1491	***	1491	***	1229	**	615
Janus Twenty Fund (1)	Large Growth Funds	****	1491	*****	1491	*****	1229	***	615
Janus Venture Fund (1)	Small Growth Funds	***	678	***	678	***	566	**	293
Janus Overseas Fund	Foreign Large Growth Funds	****	212	****	212	*****	164	****	82
Janus Balanced Fund	Moderate Allocation Funds	*****	968	*****	968	*****	799	****	462
Janus Fundamental Equity Fund	Large Blend Funds	***	1723	**	1723	***	1371	***	695
Janus Mid Cap Value Fund - Investor Shares (2)	Mid-Cap Value Funds	*****	334	*****	334	*****	239	*****	82
Janus Small Cap Value Fund - Investor Shares (1),(2)	Small Value Funds	*****	349	*****	349	*****	269	****	126
Janus Flexible Bond Fund	Intermediate-Term Bond Funds	*****	993	*****	993	*****	856	****	467
Janus High-Yield Fund	High Yield Bond Funds	****	473	****	473	****	405	****	259
Janus Short-Term Bond Fund	Short-Term Bond Funds	*****	372	*****	372	*****	318	****	168
Janus Worldwide Fund	World Stock Funds	**	529	***	529	**	425	**	249
Janus Orion Fund	Health Funds	***	169	***	169	***	154	***	54
Janus Global Life Sciences Fund	Technology Funds	****	220	***	220	***	201	****	70
Janus Global Technology Fund	Mid-Cap Growth Funds	****	805	***	805	****	673		N/A
INTECH Risk-Managed Stock Fund	Large Blend Funds	****	1723	***	1723	****	1371		N/A
Janus Contrarian Fund	Large Blend Funds	**	1723	*	1723	***	1371		N/A
Janus Global Opportunities Fund	World Stock Funds	***	529	***	529	***	425		N/A
Janus Triton Fund	Small Growth Funds	*****	678	*****	678		N/A		N/A
Janus Global Research Fund	World Stock Funds	****	529	****	529		N/A		N/A
Janus Smart Portfolio-Growth	Moderate Allocation Funds	***	968	***	968		N/A		N/A
Janus Smart Portfolio-Moderate	Moderate Allocation Funds	*****	968	*****	968		N/A		N/A
Janus Smart Portfolio-Conservative	Conservative Allocation Funds	****	489	****	489		N/A		N/A

Percent of funds rated 4 / 5 Stars		57.7%		50.0%		52.4%		52.9%

Data presented reflects past performance, which is no guarantee of future results.  Strong ratings are not indicative of positive fund performance.   Year-to-date absolute performance for some funds is negative.   © 2009 Morningstar, Inc.  All Rights Reserved.

Notes:

(1)                                       Closed to new investors.

(2)                                       Rating is for this share class only; other classes may have different performance characteristics.

For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating TM based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance.  The top 10% of the funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star.  (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.)

Janus Adviser Series (“JAD”) S Shares

The Overall Morningstar RatingTM is derived from a weighted average of the performance figures associated with its three-, five-, and ten-year (if applicable) Morningstar RatingTM metrics.

		Overall Rating		Three-Year Rating		Five-Year Rating		Ten-Year Rating
Fund	Category	Stars	# of Funds	Stars	# of Funds	Stars	# of Funds	Stars	# of Funds

Balanced Fund	Moderate Allocation Funds	*****	968	*****	968	*****	799	*****	462
Fundamental Equity Fund	Large Blend Funds	***	1723	**	1723	***	1371	***	695
Flexible Bond Fund	Intermediate-Term Bond Funds	****	993	*****	993	****	856	****	467
Forty Fund	Large Growth Funds	*****	1491	*****	1491	*****	1229	****	615
Growth & Income Fund	Large Growth Funds	***	1491	**	1491	***	1229	****	615
International Growth Fund	Foreign Large Growth Funds	*****	212	*****	212	*****	164	*****	82
Large Cap Growth Fund	Large Growth Funds	***	1491	***	1491	***	1229	***	615
Mid Cap Growth Fund	Mid-Cap Growth Funds	***	805	****	805	****	673	**	331
Worldwide Fund	World Stock Funds	**	529	***	529	**	425	**	249
Perkins Mid Cap Value Fund	Mid-Cap Value Funds	*****	334	*****	334	*****	239		N/A
INTECH Risk-Managed Core Fund	Large Blend Funds	****	1723	***	1723	****	1371		N/A
INTECH Risk-Managed Growth Fund	Large Growth Funds	**	1491	**	1491	**	1229		N/A
Perkins Small Company Value Fund	Small Value Funds	***	349	***	349	***	269		N/A
Contrarian Fund	Large Blend Funds	*	1723	*	1723		N/A		N/A
Orion Fund	Mid-Cap Growth Funds	***	805	***	805		N/A		N/A
Small-Mid Growth Fund	Mid-Cap Growth Funds	****	805	****	805		N/A		N/A
High-Yield Fund	High Yield Bond Funds	****	473	****	473		N/A		N/A
INTECH Risk-Managed Value Fund	Large Value Funds	***	1192	***	1192		N/A		N/A
International Equity Fund	Foreign Large Growth Funds		N/A		N/A		N/A		N/A
Perkins Large Cap Value Fund	Large Value Funds		N/A		N/A		N/A		N/A
Global Real Estate Fund	Global Real Estate Funds		N/A		N/A		N/A		N/A
Global Research Fund	World Stock Funds		N/A		N/A		N/A		N/A
Long/Short Fund	Long-Short Funds		N/A		N/A		N/A		N/A
International Forty Fund	Foreign Large Growth Funds		N/A		N/A		N/A		N/A
INTECH Risk-Managed International Fund	Foreign Large Blend Funds		N/A		N/A		N/A		N/A
Modular Portfolio Construction Fund	Moderate Allocation Funds		N/A		N/A		N/A		N/A

Percent of funds rated 4 / 5 Stars		44.4%		44.4%		53.8%		55.6%

Data presented reflects past performance, which is no guarantee of future results.  Strong ratings are not indicative of positive fund performance.  Year-to-date absolute performance for some funds is negative.  © 2009 Morningstar, Inc.  All Rights Reserved.

Ratings are for Class S Shares only; other classes may have different performance characteristics.

For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating TM based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance.  The top 10% of the funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star.  (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.)

Janus Aspen Series (“JAS”) Institutional Shares

The Overall Morningstar RatingTM is derived from a weighted average of the performance figures associated with its three-, five-, and ten-year (if applicable) Morningstar RatingTM metrics.

		Overall Rating		Three-Year Rating		Five-Year Rating		Ten-Year Rating
Fund	Category	Stars	# of Funds	Stars	# of Funds	Stars	# of Funds	Stars	# of Funds

Balanced Fund	Moderate Allocation Funds	*****	968	*****	968	*****	799	*****	462
Flexible Bond Fund	Intermediate-Term Bond Funds	*****	993	*****	993	*****	856	****	467
Forty Fund	Large Growth Funds	*****	1491	*****	1491	*****	1229	****	615
Fundamental Equity Fund	Large Blend Funds	***	1723	**	1723	****	1371	***	695
Growth & Income Fund	Large Growth Funds	****	1491	***	1491	****	1229	****	615
International Growth Fund	Foreign Large Growth Funds	****	212	****	212	*****	164	****	82
Worldwide Fund	World Stock Funds	**	529	***	529	**	425	**	249
Large Cap Growth Fund	Large Growth Funds	****	1491	****	1491	****	1229	***	615
Mid Cap Growth Fund	Mid-Cap Growth Funds	***	805	***	805	****	673	**	331
Global Life Sciences Fund	Health Funds	****	169	***	169	****	154		N/A
Global Technology Fund	Technology Funds	***	220	***	220	***	201		N/A
Perkins Mid Cap Value Fund	Mid-Cap Value Funds	*****	334	*****	334	*****	239		N/A

Percent of funds rated 4 / 5 Stars		66.7%		50.0%		83.3%		55.6%

Data presented reflects past performance, which is no guarantee of future results.  Strong ratings are not indicative of positive fund performance.  Year-to-date absolute performance for some funds is negative.  © 2009 Morningstar, Inc.  All Rights Reserved.

Ratings are for Institutional Shares only; other classes may have different performance characteristics.

For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating TM based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance.  The top 10% of the funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star.  (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.)

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